UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): September 7, 2006
NATIONAL ENERGY GROUP, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE (State of incorporation or organization)	0-19136 (Commission file number)	58-1922764 (I.R.S. employer identification number)

1400 ONE ENERGY SQUARE 4925 GREENVILLE AVENUE DALLAS, TEXAS (Address of principal executive offices)	75206 (Zip code)
Registrant’s telephone number, including area code: (214) 692-9211
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On September 11, 2006, we issued a press release announcing that we have been advised that on September 7, 2006, Riata Energy, Inc. (“Riata”) and American Real Estate Partners, L.P. (“AREP”), the owner of 50.01% of our common stock, entered into an Exclusivity Agreement and Letter of Intent (the “Letter of Intent”) pursuant to which Riata would obtain an option to acquire NEG Oil & Gas LLC (“NEG Oil & Gas”), a wholly-owned subsidiary of AREP which holds all of AREP’s oil and gas investments. The Letter of Intent provides that the option and exclusivity period would expire in 70 days, subject to extension in certain circumstances. The transaction would include the acquisition by NEG Oil & Gas or NEG Holding LLC (“NEG Holding”) of our unconsolidated non-controlling 50% membership interest in NEG Holding through the redemption option set forth in Section 5.4 of NEG Holding’s Operating Agreement dated as of May 1, 2001, or through another mechanism. The transaction would not include the acquisition of any of our common stock by Riata. The transaction also contemplates that our management agreements pursuant to which we manage the operations of NEG Operating LLC, National Onshore LP and National Offshore LP will be terminated. The Letter of Intent is subject to a number of conditions. We are not a party to the Letter of Intent.
     Under NEG Holding’s Operating Agreement, NEG Oil & Gas, or its successor, at any time, in its sole discretion, is permitted to redeem our 50% membership interest in NEG Holding at a price equal to the fair market value of such interest determined as if NEG Holding had sold all of its assets for fair market value and liquidated. At this time, we have not received any such redemption notice from NEG Oil & Gas.
     If the transactions contemplated by the Letter of Intent are consummated, our 50% membership interest in NEG Holding is redeemed and our management agreements relating to NEG Operating LLC, National Onshore LP and National Offshore LP are terminated, our principal asset will consist solely of our cash balances and our principal indebtedness will consist of our outstanding $148.6 million principal amount 10.75% Senior Notes due October 31, 2007.
     We are evaluating the impact of the Letter of Intent on us, including on the pending Merger Agreement dated December 7, 2005 among us, NEG Oil & Gas and AREP.
     A copy of our press release and the Letter of Intent are furnished herewith as Exhibits 99.1 and 99.2, respectively.
FORWARD-LOOKING STATEMENTS
     This Current Report includes “forward-looking statements” within the meaning of various provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The words “anticipate,” “expect,” “estimate,” “predict,” “believe,” and similar expressions and variations thereof are intended to identify forward-looking statements. All statements, other than statements of historical facts, included in this Current Report that address activities, events, or developments that we expect or anticipate will or may occur in the future relating to the operations of National Energy Group, Inc., our unconsolidated non-controlling 50% equity interest in NEG Holding LLC or its subsidiary, including such things as estimated future net revenues from oil and natural gas reserves and the present value thereof, drilling of wells, future production of oil and natural gas, future capital expenditures (including the amount and nature thereof), business strategy and measures to implement strategy, competitive strengths, goals, expansion, and growth of our business and operations, plans, references to future success, references to intentions as to future matters and other such matters, are forward-looking statements and include statements regarding the interest, belief or current expectations of our management, directors, or our officers regarding such matters. These statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments as well as other factors we believe are appropriate under the circumstances. However, whether actual results and developments will conform with our expectations and predictions is subject to a number of risks and uncertainties, including uncertainties relating to strategic decisions of NEG Oil & Gas LLC, as the managing member of NEG

Holding LLC and the principal owner of the other companies that we manage, future oil and natural gas prices, future operating costs, severance and excise taxes, general economic, market or business conditions, the opportunities (or lack thereof) that may be presented to and pursued by us, competitive actions by other oil and natural gas companies, changes in laws or regulations, adverse weather and other factors, many of which are beyond our control. Consequently, all of the forward-looking statements made in this document are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated will be realized or, even if substantially realized, that they will have the expected consequences to or effects on our company or our business or operations. Such statements are not guarantees of future performance and actual results or developments may differ materially from those projected in the forward-looking statements. We undertake no obligation to publicly update or revise any forward-looking statements.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits
     In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached Exhibits is deemed to be “furnished” and not “filed” for purposes of the Exchange Act.

EXHIBIT
NUMBER		DESCRIPTION
99.1		National Energy Group, Inc. Press Release dated September 11, 2006.

99.2	—	Letter of Intent dated September 7, 2006 between Riata Energy, Inc. and American Real Estate Partners, L.P. (incorporated by reference from Amendment No. 13 to Schedule 13D filed on September 8, 2006 by Icahn Associates and affiliated companies with respect to National Energy Group, Inc.).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL ENERGY GROUP, INC.
Date: September 11, 2006	By:	/s/ Randall D. Cooley
		Name:	Randall D. Cooley
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	National Energy Group, Inc. Press Release dated September 11, 2006

99.2	Letter of Intent dated September 7, 2006 between Riata Energy, Inc. and American Real Estate Partners, L.P. (incorporated by reference from Amendment No. 13 to Schedule 13D filed on September 8, 2006 by Icahn Associates and affiliated companies with respect to National Energy Group, Inc.)